C J VISION ENTERPRISES, INC.
SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) dated as of  June 18, 2007 by and between C J VISION ENTERPRISES, INC., a Delaware corporation (the “Corporation”), and the each of the Subscribers executing a signature page to this Subscription Agreement.
The Corporation is offering (the “Offering”) up to 77 shares (the “Shares”) of the Common Stock, par value $0.01, of the Corporation.

A. General.

(1) The undersigned hereby subscribes for and agrees to purchase from the Corporation, and the Corporation agrees to sell to the undersigned, such number of Shares as is set forth on the signature page hereof at a price per Share set forth on such signature page.

(2) The undersigned herewith tenders to the Corporation the entire amount of the purchase price in the manner indicated on the signature page hereof.

B. Securities offered will not be registered under the Securities Act of 1933, as amended

The undersigned acknowledges that (i) the Securities will not be registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “1933 Act”), or the securities laws of any state; (ii) absent an exemption, any transfer of the Securities would require registration; (iii) the Securities are being offered for sale in reliance upon exemptions from registration contained in the 1933 Act and applicable state laws; and (iv) the Corporation’s reliance upon such exemption is based in part upon the undersigned’s representations, warranties and agreements contained in this Subscription Agreement.

C. Representations, Warranties, Acknowledgements and Agreements

In order to induce the Corporation to accept this Subscription Agreement, the undersigned represents, warrants, acknowledges and covenants to the Corporation as follows:

(1) The undersigned understands that (i) this Subscription Agreement may be accepted or rejected in whole or in part by the Corporation in its sole and absolute discretion, and (ii) this Subscription Agreement shall survive the undersigned’s death, disability or insolvency, except that the undersigned shall have no obligation in the event that this Subscription Agreement is rejected by the Corporation. In the event that the Corporation does not accept the undersigned’s subscription, or if the Offering is terminated for any reason, the undersigned’s subscription payment (or portion thereof, as the case may be) will be returned to the undersigned without interest or deduction.

(2) The undersigned has carefully read this Subscription Agreement and such materials as the Company deems necessary to the Offering (collectively, the “Offering Materials”). In making the decision to invest in the Shares, the undersigned has relied solely upon the information provided by the Company in the Offering Materials. To the extent necessary, the undersigned has discussed with his, her or its counsel the representations, warranties and agreements which the undersigned makes by signing this Subscription Agreement, the applicable limitations upon the undersigned’s resale of the Shares, and the investment, tax and legal consequences of this Subscription Agreement. The undersigned disclaims reliance on any statements made or information provided by any person or entity in the course of the undersigned’s consideration of an investment in the Securities other than the Offering Materials.

(3) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of the Offering, or any recommendation or endorsement of the Offering.

(4) The undersigned is purchasing the Securities for the undersigned’s own account, with the intention of holding the Shares for investment purposes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares; and shall not make any sale, transfer or other disposition of the Shares without registration under the 1933 Act and applicable state securities laws unless an exemption from registration is available under those laws. The undersigned is not acquiring any portion of the Shares, or any interest therein, on behalf of another person. No person other than the undersigned has any direct or indirect beneficial interest in the Shares subscribed for hereunder by the undersigned. The undersigned, if an entity, was not formed for the purpose of purchasing the Shares.

(5) The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s investment in the Shares will not cause such overall commitment to become excessive.

(6) The undersigned is an “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the 1933 Act. The undersigned is financially able to bear the economic risk of this investment, including the ability to afford holding the Shares for an indefinite period or to afford a complete loss of this investment.

(7) The address shown under the undersigned’s signature at the end of this Subscription Agreement is the undersigned’s principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

(8) The undersigned has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of an investment in the Shares. The undersigned acknowledges that the undersigned must rely on his, her or its own examination of the Corporation and the terms and conditions of the Offering prior to making any investment decision with respect to the Shares.

(9) The undersigned has been given the opportunity to ask questions of and receive answers from the Corporation and its executive officers concerning the business and operations of the Corporation and the terms, provisions, and conditions of the Offering, and to obtain any such additional information that the undersigned deems necessary or advisable to verify the accuracy of the information contained in the Offering Materials, or such other information as the undersigned desired in order to evaluate an investment in the Company; and the undersigned availed himself, herself or itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment.

(10) The undersigned has made an independent evaluation of the merits of the investment and acknowledges the high risk nature of the investment.

(11) (i) The undersigned understands that none of the Shares have been registered under the 1933 Act or any state securities laws in reliance on exemptions for private offerings; the Shares cannot be resold or otherwise disposed of unless they are subsequently registered under the 1933 Act and applicable state securities laws or an exemption from registration is available. The certificate(s) representing the Shares will bear a legend substantially similar to the legend set forth immediately below until (i) such Shares shall have been registered under the 1933 Act and effectively disposed of in accordance with a registration statement, or (ii) in the opinion of counsel reasonably satisfactory to the Corporation such securities may be sold without registration under the 1933 Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE “BLUE SKY” OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE 1933 ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT BUT ONLY UPON A HOLDER THEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE 1933 ACT AS WELL AS ANY APPLICABLE “BLUE SKY” OR SIMILAR SECURITIES LAWS.”

(ii) The undersigned understands that in the absence of registration by the Corporation, the Shares will not be, and, except as set forth in Section D of this Subscription Agreement, the undersigned will have no rights to require that the Shares shall be, registered under the 1933 Act or any state securities laws; the undersigned may have to hold the Shares indefinitely and it may not be possible for the undersigned to liquidate his, her or its investment in the Corporation; and the undersigned should not purchase any Shares unless he, she or it can afford a complete loss of his, her or its investment and bear the burden of such loss for an indefinite period of time.

(iii) The undersigned understands there is no public market for the Shares and that no public market may develop for any such Shares. The undersigned understands that the provisions of Rule 144 promulgated under the 1933 Act to permit resales of the Shares are not available for at least one (1) year after the same class of securities is registered under the 1933 Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”), and there can be no assurances that any such class of securities will ever be registered under the 1933 Act or the 1934 Act, or even if such class of securities is registered under the 1933 Act and the 1934 Act, that the conditions necessary thereafter to permit routine sales of the Shares under Rule 144 will ever be satisfied, and, if Rule 144 should become available, routine sales made in reliance on its provisions could be made only in limited amounts and in accordance with the terms and conditions of Rule 144. The undersigned further understands that in connection with the sale of securities for which Rule 144 is not available, compliance with some other exemption from registration will be required. The undersigned understands, subject to the provisions of Section D of this Subscription Agreement, that the Corporation is under no obligation to the undersigned to register any such class of securities or to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption for the resale of the Shares without registration.

(12) If at any time prior to issuance of the Shares to the undersigned, any representation or warranty of the undersigned shall no longer be true, the undersigned promptly shall give written notice thereof to the Corporation specifying which representations and warranties are not true and the reason therefor, whereupon the undersigned’s subscription may be rejected by the Corporation in whole or in part.

(13) Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, all of the terms, provisions, and conditions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws principles. Any dispute that may arise out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and the parties hereto submit to the exclusive jurisdiction and venue of the state and local courts of the State of New York located in New York City and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the Shares, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Corporation.

(14) THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, FRAUD OR OTHERWISE) IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS SUBSCRIPTION AGREEMENT OR THE UNDERSIGNED’S PURCHASE OF THE SHARES.

(15) The undersigned acknowledges that he, she or it understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Subscription Agreement, and hereby agrees to indemnify and hold harmless the Corporation, and each of its stockholders, officers, directors, affiliates, controlling persons, agents and representatives, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including the reasonable fees and expenses of legal counsel) as incurred arising out of or in any manner whatsoever connected with (i) a breach of any representation or warranty of the undersigned contained in this Subscription Agreement (ii) any sale or distribution by the undersigned in violation of the 1933 Act or any applicable state securities laws or (iii) any untrue statement of a material fact made by the undersigned and contained herein, or omission to state herein, a material fact necessary in order to make the statements contained herein, in light of the circumstances under which they were made, not misleading. The undersigned acknowledges that such damage could be substantial since (a) the Shares are being offered without registration under the 1933 Act in reliance upon the exemption pursuant to Section 4(2) and/or Regulation D of the 1933 Act for transactions by an issuer not involving a public offering and, in various states, pursuant to exemptions from registration, (b) the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein, and (c) the Corporation will rely on such representations in accepting the undersigned’s Subscription Agreement.

(16) The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

(17) Unless otherwise indicated on a separate sheet of paper that details any such affiliation submitted by the undersigned to the Corporation along with this completed Subscription Agreement, the undersigned is not affiliated directly or indirectly with a member broker-dealer firm of the National Association of Securities Dealers, Inc. as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of an NASD member broker-dealer firm.

(18) Except as expressly provided herein, this Subscription Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and may be amended only by a writing executed by all of the parties hereto. The undersigned represents that he, she or it has full power and authority (corporate, statutory or otherwise) to execute and deliver this Subscription Agreement and the other Offering Materials to which the undersigned is a party and to purchase the Shares. The execution, delivery and performance of this Subscription Agreement will not: (i) violate, conflict with or result in a default under any provision of the Certificate or By-Laws (or analogous organizational documents), if any, of the undersigned; or (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to the undersigned, except for those which do not, or are not reasonably likely to, adversely affect the undersigned’s ability to perform its obligations under this Subscription Agreement and to consummate the transactions contemplated hereby and thereby. This Subscription Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms. This Subscription Agreement supersedes all prior arrangements or understandings with respect thereto, whether oral or written. The terms and conditions of this Subscription Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.

(19) The undersigned understands that the Corporation intends to use the net proceeds from the Offering for, among other things, sales and marketing, capital expenditures, and other corporate and working capital purposes.

In order to induce the undersigned to execute and deliver this Subscription Agreement, the Corporation represents, warrants, and covenants to the undersigned as follows:

(1) The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized to transact business as a foreign corporation in the State of New York. The Corporation has full power and authority to own its properties and to carry on its business as currently conducted.

(2) The execution, delivery and performance by the Corporation of this Subscription Agreement and the Offering and sale of Shares to accredited investors contemplated hereby shall, assuming the representations and warranties of the undersigned are correct, be in compliance with the exemptions from registration set forth in Regulation D and/or Section 4(2) of the 1933 Act and applicable state securities “blue sky” laws, and the Corporation, in reliance on the representations and warranties of the undersigned, shall make all filings required to qualify for such exemptions. No additional permit, license, exemption, consent, authorization or approval of, or the giving of any notice by the Corporation to, any governmental or regulatory body, agency or authority is required in order for the Corporation to execute, deliver and perform its obligations hereunder, which has not been made, or will not when required be made, by the Corporation. No notice by the Corporation to any third party, and no consent or approval of any third party, of the Corporation’s execution, delivery and performance of this Subscription Agreement is required which has not been given or obtained.

(3) The Corporation has the requisite power and authority to execute and deliver this Subscription Agreement, and perform its obligations herein, and consummate the transactions contemplated hereby. Upon the acceptance of the undersigned’s subscription by the Corporation and the execution of this Subscription Agreement by the Corporation, this Subscription Agreement will be a valid, legal and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

D. Notice Provisions

Any and all notices, demands or requests required or permitted to be given under this Subscription Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section D, together with copies thereof as follows:

In the case of the Corporation to:

C J Vision Enterprises, Inc.
59 West 19th Street, Suite 6B
New York, New York 10012
Attn: Joseph J. Bianco, President and CEO
Fax: (212) 414-3231

In the case of any owner of equity securities of the Corporation, to:

The address of such equity owner on the books and records of the Corporation.

Notice given as provided in this Section shall be deemed effective: (i) on the business day hand delivered (or, if it is not a business day, then the next succeeding business day thereafter), (ii) on the first business day following the sending thereof by overnight courier, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service. As used herein, the term business day (other than Saturday or Sunday) shall mean any day when commercial banks are open in the State of New York to accept deposits.

E. Governing Law; Jurisdiction; Venue.

(1) This agreement shall be construed, interpreted and enforced in accordance with, and shall be governed by, the laws of the state of New York without regard to principles of conflicts of laws.

(2)  Each of the parties hereto hereby irrevocably consents and submits to the jurisdiction of the United States District Court for the Southern District of New York in connection with any dispute arising out of or relating to this agreement or the transactions contemplated hereby, waives any objection to venue in such District (unless such court lacks jurisdiction with respect to such dispute, in which case, each of the parties hereto irrevocably consents to the jurisdiction of the courts of the State of New York located in New York County in connection with such dispute and waives any objection to venue in the County of New York), and agrees that service of any summons, complaint, notice or other process relating to such dispute may be effected in the manner provided herein.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this 3rd day of December, 2007.

C J VISION ENTERPRISES, INC.

By:	/s/ Jonathan Bomser
Jonathan Bomser
President and Chief Executive Officer

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this 3rd day of December, 2007.

DIGITALFX INTERNATIONAL, INC.

By:	/s/ Craig Ellins
Craig Ellins
Chief Executive Officer & President

No. of Shares Subscribed for:	20

Purchase Price:	$600,000

Federal Tax Identification Number of Purchaser: 65-0358792

Mailing Address:

3035 East Patrick Lane, Suite 9
Las Vegas, Nevada 89120

ACCEPTED as of the 3rd day of December, 2007.

C J VISION ENTERPRISES, INC.

By:	/s/ Jonathan Bomser
Jonathan Bomser
President and Chief Executive Officer

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